UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	December 22, 2004

Banta Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-14637	39-0148550
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

225 Main Street, Menasha, Wisconsin 54952
(Address of principal executive offices, including zip code)

(920) 751-7777
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On December 22, 2004, the Board of Directors of Banta Corporation (the “Company”) increased the size of the Company’s Board from seven directors to eight directors and elected David T. Gibbons as a new director to fill the vacancy created by such increase. Mr. Gibbons may be appointed to serve as a member of a committee of the Board of Directors, but no decision has been made to appoint him to any specific committee as of the date of this Current Report.

        Mr. Gibbons, 61, has served as the President and Chief Executive Officer of Perrigo Company, a manufacturer of over-the-counter store brand pharmaceutical and nutritional products, since May 2000 and as its Chairman of the Board since August 2003. He served as President of Rubbermaid Europe from August 1997 to April 1999 and as President of Rubbermaid Home Products from December 1995 to August 1997. Prior to joining Rubbermaid, Mr. Gibbons served in a variety of general management, sales and marketing positions during his 27-year career with 3M Company. In addition to serving as a director of Perrigo Company, Mr. Gibbons is a director of Robbins & Myers, Inc., a supplier of application-critical equipment and systems to the global pharmaceutical, energy and industrial markets.

        The Company’s press release announcing the election of Mr. Gibbons as a director is furnished as Exhibit 99.1 to this Current Report.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        In connection with the appointment of a new director, the Company’s Board of Directors amended Section 3.01 of the Company’s by-laws to increase the size of the Company’s board from seven directors to eight directors. The amendment to the by-laws became effective as of December 22, 2004.

        Copies of the by-law amendment and the Company’s by-laws, as so amended, are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibits are being filed or furnished herewith:

(3.1)	Text of Amendment to Section 3.01 of By-Laws of Banta Corporation.

(3.2)	By-Laws of Banta Corporation, as amended through December 22, 2004.

(99.1)	Press Release of Banta Corporation, dated December 22, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANTA CORPORATION
Date: December 22, 2004	By: /s/ Ronald D. Kneezel
Ronald D. Kneezel
Vice President, General Counsel and Secretary

BANTA CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(3.1)	Text of Amendment to Section 3.01 of By-Laws of Banta Corporation.

(3.2)	By-Laws of Banta Corporation, as amended through December 22, 2004.

(99.1)	Press Release of Banta Corporation, dated December 22, 2004.